UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

DIGITAL ANGEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

490 Villaume Avenue, South St. Paul, MN        55075

(Address of Principal Executive Offices)            (Zip Code)

 (Registrant’s telephone number, including area code)    (651) 455-1621

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On November 16, 2004, Digital Angel Corporation issued a press release announcing the initial order of proprietary Bio-Thermo™ implantable microchips for the Japanese companion pet market.  Osaka, Japan-based Dainippon Pharmaceutical, the exclusive Japanese distributor of the Bio-Thermo microchip, has ordered 25,000 of the chips for the Japanese companion pet market to be delivered in the first quarter of 2005.  The Company’s press release is attached as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits

(a)	Financial statements of businesses acquired-Not Applicable

(b)	Pro forma financial information-Not Applicable

(c)	Exhibits

	Exhibit No. 99.1	Press release, dated November 16, 2004, announcing initial order of proprietary Bio-Thermo™ implantable microchips for Japanese companion pet market

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2004

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Vice-President of Finance and Chief Financial Officer